INCOME TAXES	12 Months Ended
Sep. 30, 2013
Notes to Financial Statements
Note 5. INCOME TAXES

At September 30, 2013, and 2012, the Company had gross deferred tax assets of approximately $243,000 and $142,000.  The Company determined that it is not more-likely-than-not that the deferred tax assets will be realized, and as such has established full valuation allowances.  The Company evaluates its ability to realize its deferred tax assets each period and adjusts the amount of its valuation allowance, if necessary.  If there is an ownership change, as defined under Internal Revenue Code Section 382, the use of operating loss and credit carry-forwards may be subject to limitation on use.

The Company’s loss before income taxes of $486,673 and $200,284 for fiscal years 2013 and 2012 respectively are comprised entirely of operations in the United States.  The effective tax rate of 0% differs from the statutory United States federal income tax rate of 34% due primarily to the valuation allowance.  The valuation allowance has increased by $100,822 for the year ending September 30, 2013 from the year ended September 30, 2012.

The reconciliation of the provision for income taxes for the year-ended September 30, 2013 and 2012, and the amounts computed by applying the federal income tax rate to net loss are as follows:

	September 30,
	2013	2012
Tax provision (benefit) at statutory rate	(165,469)	(67,800)
State taxes, net of federal expense	(17,666)	(7,239)
Temporary differences	64,553	-
Permanent differences	17,760	-
Change of valuation allowance	100,822	75,039
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